                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               July 31, 1998
                                                 ---------------------------

                       Philips International Realty Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Maryland                    000-23463             13-3963667
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission File Number)  (IRS Employer
 incorporation)                                              Identification No.)

                     417 Fifth Avenue, New York, N.Y. 10016
--------------------------------------------------------------------------------
   (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code            212-545-1100
                                                   --------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
              (Former name or former address, if changed since last report)


                                     1 of 18

                       PHILIPS INTERNATIONAL REALTY CORP.

                                 Current Report

                                       on

                                    Form 8-K

                             ----------------------

Item 2.           Acquisition and Disposition of Assets

                  By Form 10-Q filing for the quarter ended June 30, 1998 and dated August 13, 1998, Registrant reported the purchase of a shopping center property in Munsey Park, NY. The undersigned Registrant hereby supplements such Form 10-Q to include the financial information set forth in Item 7 below. Capitalized terms not defined herein have the meanings as set forth in the Company's Registration Statement on Form S-11 dated May 7, 1998.

                  The Munsey Park shopping center (the "Property") is located on Long Island in an affluent, densely populated community approximately 20 miles from New York City. The Property is situated at the intersection of Northern Boulevard and Searingtown Road, directly across from the Americana "Miracle Mile" shopping corridor, one of the premier retail markets on Long Island. The fully-occupied center encompasses 77,000 square feet of leasable space and is anchored by Bed Bath & Beyond and Fresh Fields, a national specialty grocery chain. The Company acquired the center for a purchase price of approximately $21.5 million in cash and assumed indebtedness.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  (a) (b) Financial Statements and Pro Forma Financial
                          Information

                  The financial statements and pro forma financial information filed herewith is as follows:

                                                                            Page

                           Independent Auditor's Report                        5

                           Statement of Revenues and Certain
                             Operating Expenses for the Year Ended
                             December 31, 1997                                 6

                           Notes to Statement of Revenues
                             and Certain Operating Expenses                    7

                                                                            Page

                           Estimates of Net Loss and Funds from
                             Operations of Munsey Park, NY Property           10

                           Notes to Estimates of Net Loss and Funds
                             from Operations of Munsey Park, NY Property      11

                           Pro Forma Condensed Consolidated Balance
                              Sheet as of June 30, 1998                       14

                           Pro Forma Condensed Consolidated Statement
                             of Income for the Year Ended December 31, 1997   15

                           Pro Forma Condensed Consolidated Statement of
                             Income for the Six Months Ended June 30, 1998    16

                           Notes to Pro Forma Condensed Consolidated
                             Financial Statements                             17

         (c) Exhibits

                  No exhibits required to be filed herewith.

                       PHILIPS INTERNATIONAL REALTY CORP.

                            MUNSEY PARK, NY PROPERTY

                          STATEMENT OF REVENUES AND
                           CERTAIN OPERATING EXPENSES

                          YEAR ENDED DECEMBER 31, 1997

                          INDEPENDENT AUDITOR'S REPORT

Philips International Realty Corp.
New York, New York

We have audited the statement of revenues and certain operating expenses of the Munsey Park shopping center ("the Property") as described in Note 1, for the year ended December 31, 1997. The financial statement is the responsibility of management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8K of Philips International Realty Corp. and is not intended to be a complete presentation of the revenues and expenses of the Property.

In our opinion, the financial statement referred to above presents fairly, in all material aspects, the revenues and certain operating expenses of the Property as described in Note 1, for the year ended December 31, 1997 in conformity with generally accepted accounting principles.


                                             Gentile & Pismeny, LLP

Great Neck, New York
August 27, 1998

                            MUNSEY PARK, NY PROPERTY
              STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
                             (DOLLARS IN THOUSANDS)

                                                                  For the year
                                                                     ended
                                                                  December 31,
                                                                      1997

         Revenues from rental property                              $2,960
                                                                    ------

         Certain operating expenses:
             Property taxes                                            652
             Management fees                                            33
             Common area expenses                                      296
             Professional fees                                          25
             Insurance                                                  24
                                                                    ------

                                                                     1,030
                                                                    ------
         Revenues in excess of certain operating expenses           $1,930
                                                                    ======

            The accompanying notes and independent auditor's report should be read in conjuction with this financial statement

                            MUNSEY PARK, NY PROPERTY
          NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
                                DECEMBER 31, 1997

Note 1 - Basis of Presentation

             Presented herein is the Statement of Revenues and Certain Operating Expenses related to the operations of the Munsey Park shopping center (the "Property"), which is located in Munsey Park, Long Island, NY.

             The Property was acquired on July 31, 1998. The accompanying financial statement presents revenues and certain operating expenses of the prior owner for the year ended December 31, 1997.

             The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes certain operating expenses that may not be comparable to those expected to be incurred in the future operations of the Property. Expenses excluded consist of interest, depreciation and certain general and administrative expenses.

Note 2 - Use of Estimates

             The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

Note 3 - Revenue Recognition

             The Property is leased to tenants under operating leases. Minimum rental revenue is recognized on a straight-line basis over the terms of the respective leases.

Note 4 - Management Agreements

             Management services for the Property were provided by Realco Group Asset Management, Ltd. Fees paid for such service were $33,000 per annum.

Note 5 - Lease Agreements

             The Property is leased to tenants under operating leases. The minimum rental amounts due under the leases are generally subject to scheduled fixed increases. Certain leases also require that the tenants reimburse increases in certain operating costs and real estate taxes.

                            MUNSEY PARK, NY PROPERTY
          NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
                                DECEMBER 31, 1997

Note 5 - Lease Agreements (continued)

             Minimum rents and expense reimbursements represented 96% of revenues from rental property for the year ended December 31, 1997.

             Approximate future minimum rents to be received over the next five years and thereafter for leases in effect as of December 31, 1997, assuming that there are not renewals or extensions of leases, are as follows (in thousands):

                     1998                      $  2,242
                     1999                         2,309
                     2000                         2,326
                     2001                         2,448
                     2002                         2,494
                     Thereafter                  12,992
                                               --------

                                               $ 24,811
                                               --------

Note 6 - Concentration of Revenues

             The Property is fully leased with four tenants, Bed Bath and Beyond of Munsey Park, Inc., Fresh Fields Markets, Inc., Benihana of Tokyo, Inc. and Chase Manhattan Bank, N.A. These tenants account for 42%, 34%, 16% and 8%, respectively, of the total revenue. Any adverse change in the operating profitability of these tenants may have a material adverse effect on the Property.

                       PHILIPS INTERNATIONAL REALTY CORP.

                            MUNSEY PARK, NY PROPERTY

                 ESTIMATES OF NET LOSS AND FUNDS FROM OPERATIONS

                       PHILIPS INTERNATIONAL REALTY CORP.

                            ESTIMATES OF NET LOSS AND
                              FUNDS FROM OPERATIONS
                                       OF
                            MUNSEY PARK, NY PROPERTY

                               -------------------

                                   (UNAUDITED)

The following estimate of net loss and funds from operations expected to be generated from the operation of the Property acquired on July 31, 1998 is based upon the Statement of Revenues and Certain Operating Expenses for the Year Ended December 31, 1997. These estimated results do not purport to represent results of operations for the Property in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

Estimated Net Loss
  Excess of revenues over
     certain operating expenses                              $  1,930

  Less: Depreciation (Note 1)                                    (444)
        Mortgage and related interest (Note 1)                 (1,687)
        Incremental management/professional fees (Note 1)         (30)

  Add:  Minority interests (Note 1)                                58
                                                             --------
             Estimated net loss                              $   (173)
                                                             ========
Estimated Funds from Operations
  Estimated net loss                                         $   (173)

  Add:  Depreciation                                              444

  Less: Minority interests                                        (58)
                                                              -------

              Estimated funds from operations                $    213
                                                              =======

                       PHILIPS INTERNATIONAL REALTY CORP.

                       NOTES TO ESTIMATES OF NET LOSS AND
                              FUNDS FROM OPERATIONS
                                       OF
                            MUNSEY PARK, NY PROPERTY

                              ---------------------

1.  Basis of Presentation

         Depreciation has been estimated based upon an allocation of the Property acquisition cost to land (20%) and building (80%) and assuming a 39.5 year useful life applied on a straight line method.

         Mortgage and related interest represents estimated interest expense, including the amortization of deferred financing costs, on mortgage and other debt assumed in connection with the acquisition of the Property.

         Property management services for the Company's shopping centers are provided pursuant to a Management Agreement by Philips International Holding Corp., an affiliated entity, for a fee based upon 3% of gross rental collections.

         Minority interests represent the approximate 25% interest held by minority partners (i.e. Unit holders) in Philips International Realty, L.P., the Operating Partnership.

         No income taxes have been provided because the Company operates so as to qualify as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, the Company does not pay Federal income tax providing income distributed to its stockholders equals at least the amount of its real estate investment trust taxable income and certain other conditions are met.

2.  Acquisition Considerations

         In assessing the Property, the Company's management considered the existing tenant base, which is the primary revenue source, historic occupancy rates (which was 100% at the date of acquisition), the competitive nature of the market and comparative rental rates. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and capital improvement requirements were evaluated. Management is not aware of any material factors that would cause the reported financial information in the accompanying Statement of Revenues and Certain Operating Expenses and Estimates of Net Loss and Funds from Operations of the Property to be misleading or not necessarily indicative of future operating results.

                       PHILIPS INTERNATIONAL REALTY CORP.
                                AND SUBSIDIARIES

                            MUNSEY PARK, NY PROPERTY

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

               PHILIPS INTERNATIONAL REALTY CORP. AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                     ---------------------------------------

         The accompanying Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1998 assumes the acquisition of the Property had occurred as of such date. The accompanying Pro Forma Condensed Consolidated Statements of Income for the Year Ended December 31, 1997 and the Six Months Ended June 30, 1998 assume such acquisition had occurred as of January 1, 1997. The pro forma information is based on the historical operating results for the Company, as adjusted to give effect to the Formation Transactions, the Offering and the acquisition of the Property.

         The Pro Forma Condensed Consolidated Financial Statements have been prepared by the management of Philips International Realty Corp. These pro forma statements may not be indicative of the financial position at June 30, 1998 or the results of operations that would have actually occurred if the Formation Transactions, the Offering and the Property acquisition had occurred as of January 1, 1997. Also, they may not be indicative of the results that may be achieved in the future. The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the financial information contained in the Company's Registration Statement on Form S-11 dated May 7, 1998, annual report on Form 10-K for the year ended December 31, 1997 and quarterly report on Form 10-Q for the period ended June 30, 1998 and the accompanying notes thereto.

              PHILIPS INTERNATIONAL REALTY CORP. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1998

                       (In thousands, except share data)

                                                       HISTORIC     MUNSEY PARK      PROFORMA
                                                     (UNAUDITED)    ACQUISITION    (UNAUDITED)
                                                     -----------    -----------    -----------
                         ASSETS

  Rental properties - net                           $    185,048   $     21,912   $    206,960
  Cash and cash equivalents                                2,152                         2,152
  Accounts receivable                                      5,467                         5,467
  Deferred charges and prepaid expenses                    3,630            128          3,758
  Other assets                                             2,540           (369)         2,171
                                                    ------------   ------------   ------------
  Total Assets                                      $    198,837   $     21,671   $    220,508
                                                    ============   ============   ============

          LIABILITIES AND SHAREHOLDERS' EQUITY

  Liabilities:
      Mortgages and notes payable                   $     71,411   $     21,671   $     93,082
      Accounts payable and accrued expenses                2,927                         2,927
      Dividend payable                                     1,330                         1,330
      Other Liabilities                                    1,377                         1,377
                                                    ------------   ------------   ------------
  Total Liabilities                                       77,045         21,671         98,716
                                                    ------------   ------------   ------------
  Minority interests                                      31,030                        31,030
                                                    ------------   ------------   ------------
  Shareholders' Equity
      Preferred Stock, $.01 par value; 30,000,000
             shares authorized; no shares issued
              and outstanding                                -                               0
      Common Stock, $.01 par value; 150,000,000
             shares authorized; 7,340,474 shares
             issued and outstanding                           74                            74
      Additional paid in capital                          92,668                        92,668
      Cumulative distributions in excess of
             net income                                     (959)                         (959)
                                                    ------------   ------------   ------------
                                                          91,783              0         91,783
      Stock purchase loan receivable                      (1,021)                       (1,021)
                                                    ------------   ------------   ------------
      Total Shareholder' Equity                           90,762              0         90,762
                                                    ------------   ------------   ------------
      Total Liabilities and Shareholders' Equity    $    198,837   $     21,671   $    220,508
                                                    ============   ============   ============

              PHILIPS INTERNATIONAL REALTY CORP. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                    (In thousands, except per share amounts)

                                                          FORMATION                     AS          MUNSEY
                                                          TRANSACTION   OFFERING     ADJUSTED        PARK      PRO FORMA
                                              HISTORIC    ADJUSTMENTS  ADJUSTMENTS  (UNAUDITED)   ACQUISITION  (UNAUDITED)
                                              --------    -----------  -----------  -----------   -----------  -----------
Revenues from rental property                  $32,210   $      538   $            $    32,748   $    2,960   $   35,708
                                               -------   ----------   ----------   -----------   ----------   ----------
Expenses:
   Operating expenses                            4,417                                   4,417          320        4,737
   Real estate taxes                             4,682                                   4,682          652        5,334
   Management fees to
      affiliates                                 1,241         (311)                       930           88        1,018
   Interest expense                             15,070         (431)      (8,878)        5,761        1,687        7,448
   Depreciation and
     amortization                                4,902          789                      5,691          444        6,135
   General and administrative expenses             856        1,116          378         2,350                     2,350
                                               -------   ----------   ----------   -----------   ----------   ----------
                                                31,168        1,163       (8,500)       23,831        3,191       27,022
                                               -------   ----------   ----------   -----------   ----------   ----------
     Operating income
            (loss)                               1,042         (625)       8,500         8,917         (231)       8,686

Minority interests                                 -                      (2,248)       (2,248)          58       (2,190)

Equity in income of
  investee                                         339                      (339)          -                         -

Other income, net                                   42                                      42                        42
                                               -------   ----------   ----------   -----------   ----------   ----------
   Income (loss) before extraordinary items    $ 1,423   $     (625)  $    5,913   $     6,711   $     (173)  $    6,538
                                               =======   ==========   ==========   ===========   ==========   ==========

Income per share
   Basic                                                                           $      0.91                $     0.89
                                                                                   ===========                ==========
   Diluted                                                                         $      0.91                $     0.89
                                                                                   ===========                ==========

              PHILIPS INTERNATIONAL REALTY CORP. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998

                    (In thousands, except per share amounts)

                                                                       AS         MUNSEY
                                                         OFFERING    ADJUSTED       PARK       PRO FORMA
                                              HISTORIC  ADJUSTMENTS (UNAUDITED)  ACQUISITION  (UNAUDITED)
                                              --------  ----------- -----------  -----------  -----------
Revenues from rental property                  $4,528    $12,224     $16,752       $1,487      $18,239
                                               ------     ------      ------       ------       ------
Expenses:
   Operating expenses                             569      1,505       2,074          154        2,228
   Real estate taxes                              646      1,748       2,394          364        2,758
   Management fees to affiliates                  135        363         498           44          542
   Interest expense                               753      2,205       2,958          843        3,801
   Depreciation and amortization                  780      2,021       2,801          222        3,023
   General and administrative expenses            342        925       1,267                     1,267
                                               ------     ------      ------       ------       ------
                                                3,225      8,767      11,992        1,627       13,619
                                               ------     ------      ------       ------       ------
     Operating income (loss)                    1,303      3,457       4,760         (140)       4,620

Minority interests                               (334)      (865)      (1,199)         35       (1,164)

Preferred units income allocation from
  Operating  Partnership                           63        (63)        -                        -

Equity in net income of Operating Partnership,
  as adjusted for the allocation of income to
  to preferred units                                7         (7)        -                        -

Other income, net                                   4                      4                         4
                                               ------     ------      ------       ------       ------
  Income (loss) before extraordinary items     $1,043     $2,522      $3,565       $ (105)      $3,460
                                               ======     ======      ======       ======       ======

Income per share

  Basic                                                               $0.48                     $0.47
                                                                      =====                     =====
  Diluted                                                             $0.48                     $0.47
                                                                      =====                     =====

               PHILIPS INTERNATIONAL REALTY CORP. AND SUBSIDIARIES

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.   Basis of Presentation

         As Adjusted amounts in the accompanying Pro Forma Condensed Consolidated Statements of Income reflect the historical operating results for the Company after giving effect to the Formation Transactions and the Offering. The Pro Forma amounts further adjust such operating results for the year ended December 31, 1997 and the six months ended June 30, 1998 to give effect to the July 1998 acquisition of the Property, as if this purchase had been completed as of January 1, 1997. The accompanying Pro Forma Condensed Consolidated Balance Sheet assumes the acquisition of the Property had been completed as of June 30, 1998.

2.  Munsey Park Adjustments

         The Munsey Park, NY adjustments are based on the Statement of Revenues and Certain Operating Expenses for the Year Ended December 31, 1997 included elsewhere in this current report on Form 8-K, and the unaudited interim operating results for the Property for the six-month period ended June 30, 1998.

         Depreciation has been estimated based upon an allocation of the Property acquisition cost to land (20%) and building (80%) and assuming a 39.5 year useful life applied on a straight line method.

         Mortgage and related interest represents estimated interest expense, including the amortization of deferred financing costs, on mortgage and other debt assumed in connection with the acquisition of the Property.

         Property management services for the Company's shopping centers and provided pursuant to a Management Agreement by Philips International Holding Corp., an affiliated entity, for a fee based upon 3% of gross rental collections.

         Minority interests represent the approximate 25% interest held by minority partners (i.e. Unit holders) in Philips International Realty, LP, the Operating Partnership.

         No income taxes have been provided because the Company operates so as to qualify as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, the Company does not pay Federal income tax providing income distributed to its stockholders equals at least the amount of its real estate investment trust taxable income and certain other conditions are met.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Philips International Realty Corp.
                                              ----------------------------------
                                                         (Registrant)
Date: October 12, 1998
                                              By: /s/ Brian J. Gallagher
                                                  ----------------------------
                                                       Brian J. Gallagher
                                                       Chief Financial Officer